# Master Long-Term *De Facto* Lease Agreement

This Master Long-Term De Facto Lease Agreement ("Agreement") is entered into by and between Iota Networks, LLC ("Iota") and Iota Spectrum Partners, LP ("Licensee"), effective this 25th day of July, 2019 (the "Effective Date").

## RECITALS

WHEREAS, Licensee owns a portfolio of Federal Communications Commission ("FCC" ) license(s) listed on the attached Schedule "A" (as may be amended, supplemented or modified from time to time) (the "Licenses"), and plans to apply for additional licenses in the future and give Iota the right to use such licenses (also referred to herein as the "Licenses" ) and

WHEREAS, Iota desires to use the Licenses for use in a nationwide machine-to-machine wireless network;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties mutually agree as follows:

## TERMS AND CONDITIONS

**1. Term and Termination.**

a. Initial Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect for a period of ten (10) years, and for each particular License from the date each License is added to Schedule A until the expiration of the License term. The licensing term of this Agreement shall be as set forth herein, including any automatic extended terms.

b. Automatic Extended Terms. If neither party has exercised its termination rights, the term of this Agreement shall automatically be renewed for an additional 5-year term for the Agreement as a whole or, for the Licenses individually, upon the renewal of that License for the renewal period of such License. Further renewals shall occur in the same manner. If this Agreement is not extended, Iota shall notify the FCC that this Agreement is no longer in effect as to the affected Licenses.

c. Termination. Either party may terminate this Agreement only upon a breach by the other party which remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach to the breaching party. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but not more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. In the event of a sale of the Licenses in whole or in part, such Licenses shall remain subject to this Agreement unless otherwise terminated by the parties. Upon termination of this Agreement, Iota shall notify the FCC that this Agreement is no longer in effect with respect to the affected Licenses.

d. Effect of Termination. Upon termination of this Agreement, Licensee's Licenses will be removed from use on the Iota Network (as defined in Section 8(a) below). Licensee shall

have no right to purchase or use the equipment Iota (or its affiliates) used to construct the Licenses or operate on the Licenses' frequencies (e.g., towers, base stations and remote stations).

2. **Licensee Cooperation**. Licensee agrees to, from time to time and as requested by Iota, timely provide to Iota complete and accurate information to ensure that any applications to modify, amend, update, or otherwise administer the Licenses are prepared and processed accurately and as expeditiously as possible. Licensee shall immediately notify Iota of any requests or information issued by the FCC with regard to the License(s), and shall comply with any such requests if required to personally do so. Iota shall not be liable to Licensee for any inaccuracies or incomplete information on any application that results from the Licensee's failure to provide Iota with complete and accurate information.

3. **Iota's Duties.** Iota shall use commercially reasonable efforts to obtain value for the Licenses through operating its network and pursuing appropriate partnerships. **Licensee acknowledges that Iota is not a fiduciary of Licensee and owes Licensee no fiduciary duties.**

Initial: _________

4. **Licensee's Duties.** Licensee shall promptly respond to any Iota or FCC request for information relating to the Licenses or this Agreement. Subject to Section 9 (Right of First Refusal), Licensee shall not attempt to sell, lease or otherwise transfer any interest in any License without giving at least sixty (60) days' written notice to Iota of Licensee's intent to enter into such a transaction.

5. **Default; Remedies.** Subject to the provisions of Section 10.i. hereof, if a party breaches any term of this Agreement, the non-breaching party may provide a written notice of default in accordance with the notice provisions in Section 10.d. of this Agreement. A party may bring an action for breach of this Agreement only after the breach remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but no more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Licensee agrees that any breach of this Agreement by Licensee may result in irreparable and continuing damage to Iota for which there may be no adequate remedy at law. Iota will therefore be entitled to obtain injunctive relief in addition to such other and further relief as may be available to Iota.

## IOTA RIGHT TO USE LICENSES

6. **Licensed Licenses.** Iota will have the right to use the Licenses listed on Schedule "A", subject to FCC approval. Iota will assist Licensee in filing, and will participate in, any necessary applications for the appropriate authorizations for the Licenses (the "Applications" )with the FCC to notify it of this Agreement and seek any and all required FCC approvals. The parties understand that there is no assurance that the FCC will approve any Application for any amendment, modification application, or waiver request related thereto. Licensing payments shall be made in accordance with Section 8 below. Responsibilities under the Licensing arrangement shall be as follows:

a. Licensee Responsibilities.

i. **Ownership and Control**. Notwithstanding anything to the contrary contained herein, this Agreement is not an assignment, sale, or transfer of any License or the licensed spectrum, and Licensee shall at all times retain ownership and *de jure* control over the License. Subject to the obligations of Iota under Subsection (b) of this section, Licensee shall, with respect to this Agreement, use commercially reasonable efforts to comply with the obligations imposed under Section 1.9030 of the FCC's Rules, 47 C.F.R. §1.9030, on lessors that enter into long-term *de facto* spectrum lease agreements, and Licensee shall use commercially reasonable efforts to assist Iota in complying with such obligations if applicable. Iota acknowledges that the FCC or Licensee may revoke, cancel, or terminate this Agreement if Iota fails to comply with the Communications Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules and regulations adopted by the FCC thereunder ("FCC Law")

ii. **Maintenance of Licenses**. Licensee shall use commercially reasonable efforts to maintain the validity and good standing of the Licenses, and shall at Iota's expense defend the Licenses from all claims and challenges, subject to the other provisions of this Agreement, in the event of claims or challenges arising out of Iota's use or operation of the licensed spectrum. Licensee shall notify Iota promptly upon learning of any claim or challenge to the Licenses.

b. Iota Responsibilities.

i. **FCC Rules.** Iota acknowledges that: (A) it has reviewed and is familiar with FCC Law, including without limitation, the FCC's rules codified under Title 47 of the Code of Federal Regulations, Sections 1.9001-1.9080, 47 C.F.R. §§1.9001-1.9080 (spectrum leasing rules), and Section 90.1-90.7741, 47 C.F.R. §§90.1-90.771 (Part 90 rules), and such other of the FCC's rules that relate to the use of the licensed spectrum, and (B) it understands that the FCC from time to time may impose new or modified requirements upon its licensees and users of their spectrum.

ii. **Compliance with Laws**. Iota covenants and agrees to comply at all times with (x) FCC Law and (y) all applicable Federal Aviation Administration ("FAA") and any other governmental entity rules, regulations, decisions, and policies related to Iota's use of the Licenses and the licensed spectrum ("Other Laws") and also agrees to employ the licensed spectrum in a manner that will permit Licensee to demonstrate that it is meeting all buildout and service requirements.

iii. **Eligibility.** Iota represents that it is eligible to act as a licensee and to operate as described in this Agreement.

iv. **Use of Licensed Spectrum.** Iota shall at all times use the licensed spectrum in compliance with the terms of this Agreement and the permissible use, technical, operational, functionality, and environmental assessment requirements set forth

in FCC Law. Iota shall not hold itself out to the public as the holder of the License and shall not hold itself out as a licensee by virtue of its having entered into this Agreement. The parties acknowledge and agree that if any License is revoked, cancelled, terminated, or otherwise ceases to be in effect, Iota has no continuing authority or right to use the licensed spectrum covered by such License unless otherwise authorized by the FCC.

v. **Filings and Reports.** Iota shall be responsible for the submission of all: (A) FCC filings, notifications and reports related to its use of, or right to use, the Licenses; and (B) other filings, notifications, reports and communications in connection with any other governmental entity, such as the FAA, with jurisdiction over the Licenses, the licensed spectrum, or this Agreement. Notwithstanding this section, Licensee will continue to be responsible for meeting the requirements associated with its *de jure* control of the licensed spectrum.

vi. **Maintenance & Interference.**

A. Equipment and Maintenance. Iota shall be solely responsible for obtaining, installing, constructing and operating all equipment necessary for Iota's use of the licensed spectrum (the "Equipment"). Iota shall be solely responsible for, and pay for all costs and expenses related to, the Equipment and all other costs and expenses incident to or necessary for Iota's use of the licensed spectrum.

B. Non-Interference. Iota shall ensure that its use of the licensed spectrum does not cause harmful interference as defined by FCC rules and regulations and will comply with all interference requirements imposed on its operations.

c. Access to Iota Operations.

i. **Licensee Inspection.** Iota shall grant Licensee access to Iota's Equipment, facilities, books and records and any physical locations related to the use of the licensed spectrum and shall provide Licensee with all information required by Licensee to understand, and maintain active oversight of (to the extent required by FCC Law), Iota's use of the licensed spectrum.

ii. **FCC Inspection.** Licensee and Iota each shall maintain a copy of this Agreement available for inspection by authorized representatives of the FCC upon request, subject to any permissible confidentiality treatment. Iota shall accept and grant to the FCC access to its equipment, facilities, books and records and any physical locations related to the licensed spectrum and shall provide all information requested by the FCC to enable the FCC to inspect and investigate Iota's use of the licensed spectrum. Iota and Licensee shall cooperate with any investigation or inquiry conducted by the FCC.

7. **Independent Contractor; Power of Attorney.**

a. Licensee hereby acknowledges that Iota is acting as an independent contractor and not an employee of Licensee. Nothing in this Agreement shall be construed to

create a partnership, joint venture or employer-employee relationship. Iota is not authorized to make any contract or commitment on behalf of Licensee. The parties agree: (i) Iota will not be obliged to perform work solely for Licensee; (ii) Licensee will not pay Iota or its employees a salary or hourly wage; (iii) Licensee will not dictate the hours during which Iota will perform under this Agreement or in any way dictate the manner in which Iota performs its services; and (iv) the parties will maintain separate business operations.

b. In order to enable Iota to make minor or major modifications to the Licenses during the term of this Agreement, Iota will be required to have power of attorney with respect to the Licenses. Licensee hereby appoints Iota to act in the name and place of Licensee, and as the true and lawful agent for Licensee, with respect to any matters before the FCC related to the Licenses. The authority granted herein specifically permits Iota to add sites to or remove sites from the Licenses, including granting waivers to other Iota clients requiring such waivers to modify their licenses.

## PAYMENTS TO LICENSEE

**8. Revenue.**

a. Revenue Pool. Iota shall create a revenue pool (the "Revenue Pool") consisting of ten percent (10%) of the monthly recurring revenues generated from the operation of the Network during each fiscal quarter. For purposes of this Agreement, the term "Network" shall refer to Iota's system of transmitting machine-to-machine (IoT) communications wirelessly. Such monthly recurring network revenues are limited to revenues collected on a continuing basis for the providing of machine-to-machine communication services to Iota's clients such as device connectivity fees, and are net of any and all refunds of recurring revenue issued by Iota to clients in the period for any reason whatsoever, customer or reseller discounts, commissions or referral fees paid to non-employees, and revenues paid to third parties under revenue sharing arrangements. Examples of excluded revenues are: software/application subscription fees; revenues from providing network hosting services; revenues collected to construct licenses; revenues from brokerage fees and commissions; any one-time, non-recurring revenue, including, but not limited to, set-up, installation, termination, and non-recurring services; return/restocking revenue; revenues from the sale or analysis of data collected from the Network; revenue from the sale or lease of devices; and, revenue from consulting services.

b. Revenue-Based Payments. Licensee will begin to receive its allocable share of the Revenue Pool (as more fully described in Schedule B attached hereto) ("Payments" )for the fiscal quarter following the fiscal quarter during which this Agreement was finally executed, or amended to add Licenses to Schedule A. Payments are made one quarter in arrears. For example, if Licensee's contract is executed on March 1st, Licensee will begin receiving Payments for the fiscal quarter ending August 31st on November 30th and continue to receive Payments each fiscal quarter thereafter for the Term of this Agreement.

## OTHER PROVISIONS

**9. Right of First Refusal.** If at any time a third party makes a bona fide offer (a "Third Party Offer") to Licensee to purchase or lease any or all of the Licenses, including through the purchase of Licensee or its assets, Licensee shall first present the Third Party Offer to Iota. Iota shall have ninety (90) calendar days from the written presentation of such Third Party Offer to accept or reject it. If Iota accepts the Third Party Offer, and the FCC approves the sale to Iota, then upon the closing of such sale, this Agreement shall no longer apply to the Licenses so purchased (and Iota shall provide a customary release with respect to such Licenses) and shall be modified accordingly. If Iota rejects the Third Party Offer, Licensee shall have the right to pursue such sale, provided that the Licenses covered by such sale shall remain subject to this Agreement, which shall remain in full force and effect with respect to such Licenses unless otherwise agreed to by the parties.

**10. General Terms and Conditions.**

a. Confidentiality. Licensee agrees that, without Iota's prior written consent, Licensee shall not disclose, use or make available any confidential information provided by Iota to Licensee, except (i) as required by any governmental authority, (ii) as required by Licensee in connection with any capital raise or (iii) as required by Licensee in connection with a sale of the Licenses. The foregoing provision shall survive any expiration or termination of this Agreement. The term "confidential information" shall include customer lists or identification, trade secrets, processes, product formulations, developments and designs, business and trade practices, sales or distribution methods and techniques, marketing plans and research, regulatory agreements and business strategies, and other confidential information pertaining to Iota's business or financial affairs which may or may not be patentable, which are developed by Iota at considerable time and expense, and which could be unfairly utilized in competition with Iota. Iota may mark any such confidential information as "Confidential" or "Proprietary", but need not do so to have this provision apply to such information. Upon termination of this Agreement, Licensee shall deliver to Iota all materials that include confidential information, such as customer lists, marketing materials, business plans, product formulations, instruction sheets, drawings, manuals, letters, notes, notebooks, books, reports, and copies thereof, and all other materials of a confidential nature which belong to or relate to the business of Iota whether provided to, or created by, Licensee.

b. Indemnification. Licensee agrees to indemnify, defend and hold harmless Iota, its members, officers, directors, employees, contractors, and their respective successors and assigns (each, an "Indemnitee"), from and against any and all losses, claims, actions, expenses, damages or liabilities, including reasonable attorneys' fees and expenses ("Losses"), arising out of or in connection with the performance of this Agreement, except to the extent such Losses are due to the gross negligence or willful misconduct of Indemnitee.

c. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. This Agreement supersedes any and all prior or contemporaneous agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, except for any pre-existing non-disclosure agreements.

d. Notices. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be deemed to

have been duly given if given in writing and personally delivered, sent by facsimile, or sent by mail, registered or certified, postage prepaid with return receipt requested, or by recognized next day delivery service, addressed to the relevant party at the address set forth below (or at such other address as a party may designate by written notice in accordance with this Section 10):

**To Iota:**

Iota Networks, LLC
Attn: Darren Nichols
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
DNichols@iotacommunications.com

**To Licensee:**

Iota Spectrum Partners, LP
Attn: Rob Somers
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
RSomers@iotacommunications.com

Notices delivered personally and sent by facsimile shall be deemed communicated as of actual receipt, and mailed notices shall be deemed communicated as of three (3) days after mailing. Notices may be sent via e-mail provided that the recipient confirms receipt via a personally drafted reply e-mail or written notice. Such e-mailed notices shall be deemed communicated as of the date of the e-mail or written notice confirming receipt.

e. Amendments. No change, amendment or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change, amendment, modification or waiver shall be in writing and signed by each party hereto.

f. Severability. It is intended that all provisions of this Agreement be interpreted and construed in a manner making such provisions valid, legal and enforceable. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such provision or any portion thereof cannot be so modified or restricted, such provision or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. If the modification, restriction or excising of any term of this Agreement pursuant to this subsection materially alters the intent of the parties or the relative economic benefits of the parties, the materially affected party shall have the right to terminate this Agreement.

g. Survival. All indemnities and reimbursement obligations made hereunder shall survive the termination or expiration of this Agreement until expiration of the longest applicable

statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be. All obligations for payments of money shall survive the termination or expiration of this Agreement.

h. Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Arizona without regard to the conflict of law provisions thereof. The state and federal courts located in Maricopa County, Arizona will have sole and exclusive jurisdiction over any disputes arising hereunder, and Licensee hereby expressly consents to the personal jurisdiction of and venue in such courts.

i. Alternative Dispute Resolution. In the event any dispute arises over the interpretation of this Agreement or any party's performance hereunder, the parties agree to first attempt to resolve such dispute in good faith through the use of a private mediator. The parties shall jointly select such mediator and shall be equally liable to share the costs of such mediator. The mediation shall take place as soon as reasonably practical, at such time and place as mutually agreed upon by the parties. Absent mutual agreement as to location, the place for the mediation shall be determined by the mediator and shall be within ten (10) miles of Iota's main offices at the time of the mediation.

j. No Third Party Beneficiaries. Nothing contained in this Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for Indemnitees, which shall be express third party beneficiaries of this Agreement.

k. Waiver. No waiver by either party of any breach of this Agreement will be a waiver of any other breach, whether preceding or succeeding the waived breach. No waiver by either party of any right under this Agreement will be construed as a waiver of any other right. Neither party will be required to give notice to enforce strict adherence to all terms of this Agreement.

l. Assignment. This Agreement may only be assigned subject to FCC approval. This Agreement may not be assigned, in whole or in part, by Licensee without Iota's prior written consent, which consent shall not be unreasonably withheld. Any purported assignment made without Iota's prior written consent will, at Iota's option, be void and of no effect. Iota shall have the right to assign this Agreement to its successors or assigns or to any of its subsidiaries or affiliated companies. The terms "successors" and "assigns" shall include but not be limited to any person, corporation, partnership or other entity that buys all or substantially all of Iota's assets or all of its membership shares, or with which Iota merges or consolidates.

m. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, and if Iota is the prevailing party in such action, then Iota shall be entitled to recover its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

n. Force Majeure. Neither party shall be liable or deemed to be in default for a delay in or failure of performance of its obligations that results from any of the following causes beyond the reasonable control of such party: strikes, work stoppages, shortages of equipment, supplies or energy, war, terrorism, insurrection, acts of God or the public enemy, or governmental action (whether in its sovereign or contractual capacity). Any delay resulting from any such cause shall extend performance accordingly or excuse performance, in whole or in part, for such time as may

be reasonable; provided, however, that (i) such causes shall not excuse payment of any amounts due or owed at the time of such occurrence or thereafter, and (ii) the party asserting any such cause shall promptly commence and diligently pursue action to remedy its inability or failure to perform hereunder. Any party asserting this subsection shall promptly notify the other party of the occurrence and nature of any such cause and thereafter regularly shall inform the other party of the progress of actions to remedy its inability or failure to perform hereunder.

o. Limitation of Liability. THE PARTIES AGREE THAT IT IS IMPOSSIBLE TO DETERMINE WITH ANY REASONABLE ACCURACY THE AMOUNT OF DAMAGES TO LICENSEE UPON THE BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, THE PARTIES AGREE THAT LICENSEE'S SOLE REMEDY FOR MATERIAL BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT WILL BE LIQUIDATED DAMAGES IN THE AMOUNT OF THE CONTRACT PRICE PAID BY LICENSEE TO IOTA PLUS TEN DOLLARS ($10.00). LICENSEE HEREBY WAIVES ALL OTHER CLAIMS FOR DAMAGES OF ANY KIND AGAINST IOTA, ITS MEMBERS, MANAGERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, CONTRACTORS, AGENTS, REPRESENTATIVES OR AFFILIATES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION LOST PROFITS), INCLUDING ATTORNEYS' FEES, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE. LICENSEE AND IOTA AGREE THAT THE LIQUIDATED DAMAGES SET FORTH ABOVE ARE REASONABLE AND NOT A PENALTY BASED ON THE FACTS AND CIRCUMSTANCES OF THE PARTIES AT THE TIME OF ENTERING INTO THIS AGREEMENT WITH DUE REGARD TO FUTURE EXPECTATIONS.

Initial: _________

p. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party by facsimile or electronic PDF transmission of a copy of this Agreement bearing the signature of the party.

[Signature Page Follows]

**IN WITNESS WHEREOF,** the parties hereto have executed this Agreement as of the date first above written.

**IOTA:**

IOTA NETWORKS, LLC

By: ______________________

Name: Darren Nichols

**LICENSEE:**

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC
Its: General Partner

By: ______________________
Name: Rob Somers
Its: General Manager

**Schedule "A"**

**Licenses Covered By This Agreement**

As of July 25, 2019

* Economic Area ("EA" )markets and the number of MHz-Pops in this chart are determined based on the then-current U.S. census. If an Economic Area market is adjusted by a future U.S. census, no retroactive adjustments will be made to the number of MHz-Pops based on a previous U.S. census for purposes of calculating Revenue Pool share under this Agreement.

| Licensee | Call Sign | BEA | MHz/POPs | Grant Date | Exp Date |
|---|---|---|---|---|---|
| Iota Spectrum Partners, LP | WQSF853 | 172 - Honolulu HI | 136,030 | 9/16/2013 | 9/16/2023 |
| Iota Spectrum Partners, LP | WQSH250 | 115 - Rapid City SD-MT-NE-ND | 46,017 | 9/19/2013 | 9/19/2023 |
| Iota Spectrum Partners, LP | WQTI690 | 172 - Honolulu HI | 272,060 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI691 | 103 - Cedar Rapids IA | 85,376 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI692 | 103 - Cedar Rapids IA | 42,688 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI693 | 117 - Sioux City IA-NE-SD | 63,002 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI695 | 106 - Rochester MN-IA-WI | 51,257 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI696 | 106 - Rochester MN-IA-WI | 85,428 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI697 | 105 - La Crosse WI-MN | 38,606 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI699 | 105 - La Crosse WI-MN | 64,344 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI700 | 110 - Grand Forks ND-MN | 44,514 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI702 | 110 - Grand Forks ND-MN | 55,643 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI704 | 120 - Grand Island NE | 57,585 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI705 | 121 - North Platte NE-CO | 12,318 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI706 | 121 - North Platte NE-CO | 15,398 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI707 | 142 - Scottsbluff NE-WY | 36,628 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI708 | 142 - Scottsbluff NE-WY | 22,893 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI710 | 112 - Bismarck ND-MT-SD | 37,392 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI711 | 113 - Fargo-Moorhead ND-MN | 80,055 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI712 | 113 - Fargo-Moorhead ND-MN | 100,069 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI713 | 114 - Aberdeen SD | 15,908 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI716 | 115 - Rapid City SD-MT-NE-ND | 46,017 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI717 | 115 - Rapid City SD-MT-NE-ND | 46,017 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI718 | 115 - Rapid City SD-MT-NE-ND | 57,522 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI719 | 116 - Sioux Falls SD-IA-MN-NE | 139,662 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI721 | 116 - Sioux Falls SD-IA-MN-NE | 391,053 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI722 | 171 - Anchorage AK | 177,559 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI723 | 171 - Anchorage AK | 177,559 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI724 | 171 - Anchorage AK | 248,582 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI726 | 143 - Casper WY-ID-UT | 163,729 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI727 | 172 - Honolulu HI | 204,045 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI728 | 100 - Des Moines IA-IL-MO | 263,253 | 2/11/2014 | 2/11/2024 |

| | | | | | |
|---|---|---|---|---|---|
| Iota Spectrum Partners, LP | WQTI733 | 107 - Minneapolis- St Paul MN-WI-IA | 1,468,617 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI734 | 141 - Denver-Boulder CO-KS-NE | 1,405,561 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI735 | 141 - Denver-Boulder CO-KS-NE | 468,520 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI736 | 152 - Salt Lake City-Ogden UT-ID | 255,813 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI737 | 117 - Sioux City IA-NE-SD | 25,201 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI738 | 120 - Grand Island NE | 71,982 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI741 | 121 - North Platte NE-CO | 24,637 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI742 | 112 - Bismarck ND-MT-SD | 46,741 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTI743 | 107 - Minneapolis- St Paul MN-WI-IA | 1,223,848 | 2/11/2014 | 2/11/2024 |
| Iota Spectrum Partners, LP | WQTL806 | 114 - Aberdeen SD | 15,908 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL806 | 115 - Rapid City SD-MT-NE-ND | 138,052 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL806 | 116 - Sioux Falls SD-IA-MN-NE | 55,865 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL808 | 118 - Omaha NE-IA-MO | 226,154 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL808 | 119 - Lincoln NE | 82,068 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL808 | 120 - Grand Island NE | 172,756 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL808 | 121 - North Platte NE-CO | 36,955 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTL808 | 142 - Scottsbluff NE-WY | 54,943 | 2/28/2014 | 2/28/2024 |
| Iota Spectrum Partners, LP | WQTN282 | 105 - La Crosse WI-MN | 77,213 | 3/10/2014 | 3/10/2024 |
| Iota Spectrum Partners, LP | WQTN282 | 106 - Rochester MN-IA-WI | 136,684 | 3/10/2014 | 3/10/2024 |
| Iota Spectrum Partners, LP | WQTP273 | 143 - Casper WY-ID-UT | 280,678 | 3/17/2014 | 3/17/2024 |
| Iota Spectrum Partners, LP | WQTV655 | 110 - Grand Forks ND-MN | 66,771 | 4/22/2014 | 4/22/2024 |
| Iota Spectrum Partners, LP | WQTV655 | 112 - Bismarck ND-MT-SD | 93,481 | 4/22/2014 | 4/22/2024 |
| Iota Spectrum Partners, LP | WQTV655 | 113 - Fargo-Moorhead ND-MN | 240,164 | 4/22/2014 | 4/22/2024 |
| Iota Spectrum Partners, LP | WQUA517 | 119 - Lincoln NE | 102,585 | 5/20/2014 | 5/20/2024 |
| Iota Spectrum Partners, LP | WQUA518 | 119 - Lincoln NE | 287,237 | 5/20/2014 | 5/20/2024 |
| Iota Spectrum Partners, LP | WQUW386 | 107 - Minneapolis- St Paul MN-WI-IA | 244,770 | 10/30/2014 | 10/30/2024 |
| Iota Spectrum Partners, LP | WQVN572 | 102 - Davenport-Moline-Rock Island IA-IL | 167,981 | 4/7/2015 | 4/7/2025 |
| Iota Spectrum Partners, LP | WQVN577 | 102 - Davenport-Moline-Rock Island IA-IL | 55,994 | 4/7/2015 | 4/7/2025 |
| Iota Spectrum Partners, LP | WQVP593 | 150 - Boise City ID-OR | 145,799 | 4/8/2015 | 4/8/2025 |
| Iota Spectrum Partners, LP | WQVP603 | 150 - Boise City ID-OR | 145,799 | 4/8/2015 | 4/8/2025 |
| Iota Spectrum Partners, LP | WQVP810 | 96 - St. Louis MO-IL | 738,053 | 4/10/2015 | 4/10/2025 |
| Iota Spectrum Partners, LP | WQVP820 | 98 - Columbia MO | 162,540 | 4/10/2015 | 4/10/2025 |
| Iota Spectrum Partners, LP | WQVP831 | 122 - Wichita KS-OK | 302,505 | 4/10/2015 | 4/10/2025 |
| Iota Spectrum Partners, LP | WQVP836 | 122 - Wichita KS-OK | 484,007 | 4/10/2015 | 4/10/2025 |
| Iota Spectrum Partners, LP | WQVP840 | 5 - Albany-Schenectady-Troy NY | 244,508 | 4/10/2015 | 4/10/2025 |
| Iota Spectrum Partners, LP | WQVP847 | 5 - Albany-Schenectady-Troy NY | 550,144 | 4/10/2015 | 4/10/2025 |

| | | | | | |
|---|---|---|---|---|---|
| Iota Spectrum Partners, LP | WQVP943 | 48 - Charleston WV-KY-OH | 297,956 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVP969 | 48 - Charleston WV-KY-OH | 595,911 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVP987 | 52 - Wheeling WV-OH | 62,567 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVQ203 | 52 - Wheeling WV-OH | 62,567 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVQ223 | 70 - Louisville KY-IN | 623,111 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVQ240 | 49 - Cincinnati-Hamilton OH-KY-IN | 347,268 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVQ243 | 49 - Cincinnati-Hamilton OH-KY-IN | 347,268 | 4/13/2015 | 4/13/2025 |
| Iota Spectrum Partners, LP | WQVQ411 | 47 - Lexington KY-TN-VA-WV | 96,824 | 4/14/2015 | 4/14/2025 |
| Iota Spectrum Partners, LP | WQVQ582 | 94 - Springfield MO | 197,486 | 4/15/2015 | 4/15/2025 |
| Iota Spectrum Partners, LP | WQVQ591 | 94 - Springfield MO | 493,716 | 4/15/2015 | 4/15/2025 |
| Iota Spectrum Partners, LP | WQVQ999 | 99 - Kansas City MO-KS | 1,750,622 | 4/20/2015 | 4/20/2025 |
| Iota Spectrum Partners, LP | WQVR230 | 123 - Topeka KS | 47,632 | 4/20/2015 | 4/20/2025 |
| Iota Spectrum Partners, LP | WQVR234 | 123 - Topeka KS | 214,345 | 4/20/2015 | 4/20/2025 |
| Iota Spectrum Partners, LP | WQVR411 | 144 - Billings MT-WY | 180,816 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR416 | 144 - Billings MT-WY | 135,612 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR418 | 144 - Billings MT-WY | 113,010 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR442 | 145 - Great Falls MT | 32,997 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR445 | 145 - Great Falls MT | 41,246 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR454 | 146 - Missoula MT | 179,108 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR463 | 146 - Missoula MT | 111,943 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR472 | 148 - Idaho Falls ID-WY | 73,011 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR481 | 148 - Idaho Falls ID-WY | 91,264 | 4/21/2015 | 4/21/2025 |
| Iota Spectrum Partners, LP | WQVR572 | 149 - Twin Falls ID | 46,448 | 4/22/2015 | 4/22/2025 |
| Iota Spectrum Partners, LP | WQVR598 | 149 - Twin Falls ID | 46,448 | 4/22/2015 | 4/22/2025 |
| Iota Spectrum Partners, LP | WQVS945 | 35 - Tallahassee FL-GA | 200,411 | 5/4/2015 | 5/4/2025 |
| Iota Spectrum Partners, LP | WQVT458 | 172 - Honolulu HI | 340,075 | 5/6/2015 | 5/6/2025 |
| Iota Spectrum Partners, LP | WQVU265 | 109 - Duluth-Superior MN-WI | 70,836 | 5/8/2015 | 5/8/2025 |
| Iota Spectrum Partners, LP | WQVU272 | 109 - Duluth-Superior MN-WI | 88,546 | 5/8/2015 | 5/8/2025 |
| Iota Spectrum Partners, LP | WQVV235 | 25 - Wilmington NC-SC | 896,729 | 5/18/2015 | 5/18/2025 |
| Iota Spectrum Partners, LP | WQVV236 | 20 - Norfolk-Virginia Beach-Newport News VA-NC | 1,009,729 | 5/18/2015 | 5/18/2025 |
| Iota Spectrum Partners, LP | WQVV421 | 93 - Joplin MO-KS-OK | 56,101 | 5/19/2015 | 5/19/2025 |
| Iota Spectrum Partners, LP | WQVV440 | 71 - Nashville TN-KY | 428,444 | 5/19/2015 | 5/19/2025 |
| Iota Spectrum Partners, LP | WQVV482 | 202 - Palm Beach FL | 1,351,153 | 5/19/2015 | 5/19/2025 |
| Iota Spectrum Partners, LP | WQVV655 | 77 - Jackson MS-AL-LA | 148,481 | 5/20/2015 | 5/20/2025 |
| Iota Spectrum Partners, LP | WQVW368 | 47 - Lexington KY-TN-VA-WV | 871,419 | 5/27/2015 | 5/27/2025 |
| Iota Spectrum Partners, LP | WQVW541 | 94 - Springfield MO | 246,858 | 5/29/2015 | 5/29/2025 |
| Iota Spectrum Partners, LP | WQVW729 | 93 - Joplin MO-KS-OK | 56,101 | 6/1/2015 | 6/1/2025 |
| Iota Spectrum Partners, LP | WQVW746 | 72 - Paducah KY-IL | 57,731 | 6/1/2015 | 6/1/2025 |
| Iota Spectrum Partners, LP | WQVW754 | 72 - Paducah KY-IL | 46,185 | 6/1/2015 | 6/1/2025 |
| Iota Spectrum Partners, LP | WQVX801 | 96 - St. Louis MO-IL | 2,398,671 | 6/10/2015 | 6/10/2025 |

| | | | | | |
|---|---|---|---|---|---|
| Iota Spectrum Partners, LP | WQVY406 | 29 - Jacksonville FL-GA | 110,851 | 6/15/2015 | 6/15/2025 |
| Iota Spectrum Partners, LP | WQVZ237 | 44 - Knoxville TN | 55,306 | 6/19/2015 | 6/19/2025 |
| Iota Spectrum Partners, LP | WQWE308 | 228 - Mason City IA | 351,004 | 7/29/2015 | 7/29/2025 |
| Iota Spectrum Partners, LP | WQWG907 | 6 - Syracuse NY-PA (249 - Utica, NY) | 768,920 | 8/19/2015 | 8/19/2025 |
| Iota Spectrum Partners, LP | WQXQ539 | 52 - Wheeling WV-OH | 109,493 | 5/10/2016 | 5/10/2026 |
| Iota Spectrum Partners, LP | WQXQ588 | 114 - Aberdeen SD | 31,816 | 5/10/2016 | 5/10/2026 |
| Iota Spectrum Partners, LP | WQXQ589 | 117 - Sioux City IA-NE-SD | 37,801 | 5/10/2016 | 5/10/2026 |
| Iota Spectrum Partners, LP | WQXQ590 | 120 - Grand Island NE | 71,982 | 5/10/2016 | 5/10/2026 |
| Iota Spectrum Partners, LP | WQXQ591 | 142 - Scottsbluff NE-WY | 18,314 | 5/10/2016 | 5/10/2026 |
| Iota Spectrum Partners, LP | WQXQ838 | 149 - Twin Falls ID | 37,158 | 5/17/2016 | 5/17/2026 |
| Iota Spectrum Partners, LP | WQXU859 | 75 - Tupelo | 285,197 | 6/15/2016 | 6/15/2026 |
| Iota Spectrum Partners, LP | WQXW568 | 40 - Atlanta | 334,530 | 6/28/2016 | 6/28/2026 |
| Iota Spectrum Partners, LP | WQYC286 | 208 - Myrtle Beach SC | 18,126 | 8/15/2016 | 8/15/2026 |
| Iota Spectrum Partners, LP | WQYJ378 | 107 - Minneapolis- St Paul MN-WI-IA | 4,895,391 | 10/17/2016 | 10/17/2026 |
| Iota Spectrum Partners, LP | WRAS326 | 125 - Oklahoma City OK | 376,417 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS343 | 164 - Sacramento-Yolo CA | 2,722,415 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS362 | 32 - Fort Myers-Cape Coral FL | 470,137 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS368 | 30 - Orlando FL | 228,127 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS376 | 163 - San Fran.-Oakland-San Jose CA | 1,877,420 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS380 | 41 - Greenville-Spartanburg SC-NC | 208,922 | 2/13/2018 | 2/13/2028 |
| Iota Spectrum Partners, LP | WRAS433 | 122 - Wichita KS-OK | 605,009 | 2/14/2018 | 2/14/2028 |
| Iota Spectrum Partners, LP | WRAS435 | 124 - Tulsa OK-KS | 443,450 | 2/14/2018 | 2/14/2028 |
| Iota Spectrum Partners, LP | WRAS436 | 80 - Mobile | 72,496 | 2/14/2018 | 2/14/2028 |
| Iota Spectrum Partners, LP | WRAS437 | 21 - Greenville | 465,403 | 2/14/2018 | 2/14/2028 |
| Iota Spectrum Partners, LP | WRAS466 | 81 - Pensacola | 34,243 | 2/14/2018 | 2/14/2028 |
| Iota Spectrum Partners, LP | WRAT503 | 151 - Reno, NV | 275,275 | 2/26/2018 | 2/26/2028 |
| Iota Spectrum Partners, LP | WRAT920 | 86 - Lake Charles, LA | 250,127 | 3/1/2018 | 3/1/2028 |
| Iota Spectrum Partners, LP | WRAT921 | 22 - Fayetteville | 285,949 | 3/1/2018 | 3/1/2028 |
| Iota Spectrum Partners, LP | WRAX240 | 33 - Sarasota-Bradenton FL | 224,280 | 3/30/2018 | 3/30/2028 |
| Iota Spectrum Partners, LP | WRAX309 | 36 - Dothan | 71,679 | 4/2/2018 | 4/2/2028 |
| Iota Spectrum Partners, LP | WRAX384 | 74 - Huntsville AL-TN | 110,541 | 4/3/2018 | 4/3/2028 |
| Iota Spectrum Partners, LP | WRCR756 | 124 - Tulsa OK-KS | 812,991 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR757 | 70 - Louisville KY-IN | 155,778 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR760 | 20 - Norfolk-Virginia Beach-Newport News VA-NC | 183,587 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR762 | 125 - Oklahoma City OK | 282,313 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR765 | 47 - Lexington KY-TN-VA-WV | 290,473 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR768 | 73 - Memphis TN-AR-MS-KY | 200,122 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR774 | 29 - Jacksonville FL-GA | 997,656 | 12/17/2018 | 12/17/2028 |

| | | | | | |
|---|---|---|---|---|---|
| Iota Spectrum Partners, LP | WRCR777 | 19 - Raleigh | 923,019 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR780 | 202 - Palm Beach FL | 122,832 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR788 | 107 - Minneapolis- St Paul MN-WI-IA | 244,770 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR802 | 127 - Dallas-Fort Worth TX-AR-OK | 5,884,703 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR806 | 10 - NYC | 1,333,167 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR810 | 203 - Tyler TX | 355,868 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR811 | 165 - Redding | 180,826 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR812 | 95 - Jonesboro | 77,828 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR813 | 92 - Fayetteville | 263,687 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR815 | 91 - Fort Smith | 178,051 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR818 | 89 - Monroe LA | 84,604 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR819 | 88 - Shreveport | 295,880 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR821 | 76 - Greenville | 53,718 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR825 | 45 - Johnson City | 91,395 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR830 | 32 - Fort Myers | 47,014 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR971 | 25 - Wilmington | 210,995 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR972 | 71 - Nashville | 856,889 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR973 | 22 - Fayetteville | 28,595 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCR974 | 14 - Salisbury | 104,839 | 12/17/2018 | 12/17/2028 |
| Iota Spectrum Partners, LP | WRCS400 | 94 - Springfield MO | 789,945 | 12/20/2018 | 12/20/2028 |
| Iota Spectrum Partners, LP | WRCS401 | 69 - Evansville | 878,433 | 12/20/2018 | 12/20/2028 |
| Iota Spectrum Partners, LP | WRCS405 | 26 - Charleston | 597,974 | 12/20/2018 | 12/20/2028 |
| Iota Spectrum Partners, LP | WRCS411 | 17 - Roanoke | 882,328 | 12/20/2018 | 12/20/2028 |
| Iota Spectrum Partners, LP | WRCS415 | 44 - Knoxville | 387,142 | 12/20/2018 | 12/20/2028 |
| Iota Spectrum Partners, LP | WRCT920 | 15 - Richmond-Petersburg VA | 1,301,238 | 1/30/2019 | 1/30/2029 |
| Iota Spectrum Partners, LP | WRCU482 | 166 - Eugene | 644,489 | 2/1/2019 | 2/1/2029 |
| Iota Spectrum Partners, LP | WRCU993 | 38 - Macon, GA | 168,886 | 2/5/2019 | 2/5/2029 |
| Iota Spectrum Partners, LP | WRCU997 | 37 - Albany, GA | 99,241 | 2/5/2019 | 2/5/2029 |
| Iota Spectrum Partners, LP | WRCV206 | 36 - Dothan | 71,679 | 2/5/2019 | 2/5/2029 |
| Iota Spectrum Partners, LP | WRCV210 | 35 - Tallahassee FL-GA | 320,657 | 2/5/2019 | 2/5/2029 |
| Iota Spectrum Partners, LP | WRCV212 | 28 - Savannah GA-SC | 79,606 | 2/5/2019 | 2/5/2029 |
| Iota Spectrum Partners, LP | WRCV601 | 27 - Augusta-Aiken, GA-SC | 131,736 | 2/7/2019 | 2/7/2029 |
| Iota Spectrum Partners, LP | WRCV625 | 74 - Huntsville AL-TN | 165,811 | 2/7/2019 | 2/7/2029 |
| Iota Spectrum Partners, LP | WRCV636 | 43 - Chattanooga, TN-GA | 159,431 | 2/7/2019 | 2/7/2029 |
| Iota Spectrum Partners, LP | WRCV638 | 39 - Columbus, GA-AL | 106,502 | 2/7/2019 | 2/7/2029 |
| Iota Spectrum Partners, LP | WRCV641 | 82 - Biloxi MS | 61,660 | 2/7/2019 | 2/7/2029 |
| Iota Spectrum Partners, LP | WRCY538 | 151 - Reno | 747,176 | 2/26/2019 | 2/26/2029 |
| Iota Spectrum Partners, LP | WRDG220 | 1 - Bangor, ME | 135,942 | 4/22/2019 | 4/22/2029 |

**Schedule "B"**

**Revenue Pool – Pursuant to Section 8**

**Licensee's share of the Revenue Pool equals:**

Total MHz/Pops covered by the Licenses*

*Divided into*

Total MHz/Pops covered by all non-Iota licenses employed in the Network**

*Equals*

Percentage share of Network revenues as defined in Section 8

*Times*

10% of Network revenues as defined in Section 8

*Equals*

Payment

* See Limited Partner MHz/Pops listed in Schedule "A" hereto.

** This number changes as frequencies are added to or removed from the Network. Accordingly, Licensee's allocable percentage of the Revenue Pool will fluctuate from time to time. Licenses contributed to Licensee by Iota Communications, Inc. through its subsidiary, Iota Spectrum Holdings, LLC, are <u>not included</u> in any Revenue Pool calculations.